FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 15th day of September, 2011 (this “Amendment”), is entered into among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the “Borrower”), KRISPY KREME DOUGHNUTS, INC., a North Carolina corporation (the “Parent”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders.

RECITALS

     A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

     B. The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement. The Administrative Agent and the Lenders have agreed to make such amendments in accordance with, and subject to, the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

     1.1 Amendments to Section 8.6. Section 8.6(iv) is hereby amended and restated in its entirety as follows:

     (iv) the Parent may purchase, redeem or retire shares of its Capital Stock (and, without duplication, the Borrower may dividend cash to the Parent in order to make such redemptions) in an aggregate amount not exceeding $2,000,000 in any Fiscal Year to facilitate the payment of withholding tax by directors or employees arising from their exercise of rights or options for the Parent’s Capital Stock; and

ARTICLE II

CONDITIONS OF EFFECTIVENESS

     This Amendment shall become effective as of the first date (such date being referred to as the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Parent, the other Guarantors and the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

     Each of the Borrower and the Parent represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent enforceable against it in accordance with its terms, and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Amendment.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWER
AND THE GUARANTORS

     The Borrower and each Guarantor hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the obligations of the Borrower or the Guarantors evidenced by or arising under the Credit Agreement, the other Credit Documents, and the liens and security interests in the Collateral, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Borrower and each Guarantor represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if the Borrower or such Guarantor has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Borrower and the Guarantors is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and the Borrower and the Guarantors acknowledge that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

     5.1 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law provisions thereof).

     5.2 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     5.3 Expenses. The Borrowers agree to pay upon demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

     5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

     5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

     5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

     5.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

KRISPY KREME DOUGHNUT CORPORATION

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	Chief Financial Officer

KRISPY KREME DOUGHNUTS, INC.

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Issuing
Lender and as a Lender

By:	/s/ R. Alan Proctor
R. Alan Proctor, Senior Vice President

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ C. Douglas Cross
Name:	C. Douglas Cross
Title:	Senior Vice President

Consented to and Acknowledged by the other Guarantors:

KRISPY KREME CANADA, INC.

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	Vice President

HDN DEVELOPMENT CORPORATION

By:	/s/ H. Clark Beeson, III
Name:	H. Clark Beeson, III
Title:	President

SOUTHERN DOUGHNUTS, LLC

By:	KRISPY KREME MANAGEMENT I, LLC,
as authorized Manager

	By:	KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

		By:	/s/ Douglas R. Muir
		Name:	Douglas R. Muir
		Title:	Chief Financial Officer

NORTHEAST DOUGHNUTS, LLC

By:	KRISPY KREME MANAGEMENT I, LLC,
as authorized Manager

	By:	KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

	By:	/s/ Douglas R. Muir
	Name:	Douglas R. Muir
	Title:	Chief Financial Officer

KK CANADA HOLDINGS, INC.

By:	/s/ Douglas R. Muir
Name:	Douglas R. Muir
Title:	President

SOUTHWEST DOUGHNUTS, LLC

By:	KRISPY KREME MANAGEMENT I, LLC,
as authorized Manager

	By:	KRISPY KREME DOUGHNUT CORPORATION,
as authorized Member

		By:	/s/ Douglas R. Muir
		Name:	Douglas R. Muir
		Title:	Chief Financial Officer

PANHANDLE DOUGHNUTS, LLC

By:	KRISPY KREME MANAGEMENT I, LLC,
as authorized Manager

By:	KRISPY KREME MANAGEMENT II, LLC,
as authorized Manager

		By:	KRISPY KREME DOUGHNUT CORPORATION, as authorized Member
of Krispy Kreme Management I, LLC and Krispy Kreme Management II, LLC

			By:	/s/ Douglas R. Muir
			Name:	Douglas R. Muir
			Title:	Chief Financial Officer

KRISPY KREME MANAGEMENT I, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, as authorized Member

	By:	/s/ Douglas R. Muir
	Name:	Douglas R. Muir
	Title:	Chief Financial Officer

KRISPY KREME MANAGEMENT II, LLC

By:	KRISPY KREME DOUGHNUT CORPORATION, as authorized Member

	By:	/s/ Douglas R. Muir
	Name:	Douglas R. Muir
	Title:	Chief Financial Officer

RIGEL HOLDING, LLC

By:	SOUTHWEST DOUGHNUTS, LLC, as authorized Manager

	By:	KRISPY KREME MANAGEMENT I, LLC, as authorized Manager

		By:	KRISPY KREME DOUGHNUT CORPORATION, as authorized Member

			By:	/s/ Douglas R. Muir
			Name:	Douglas R. Muir
			Title:	Chief Financial Officer

NORTH TEXAS DOUGHNUTS, L.P.

By:	KRISPY KREME DOUGHNUT CORPORATION, its General Partner

	By:	/s/ Douglas R. Muir
	Name:	Douglas R. Muir
	Title:	Chief Financial Officer